EXHIBIT 31
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CERTIFICATIONS
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The undersigned, severally, certify that:

1. We have reviewed this annual report on Form 10-KSB for the year ended December 31, 2003 of the Moriah Futures Fund, LLC ("registrant");

2. Based on our knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on our knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. We are responsible for establishing and maintaining disclosure controls and procedures and internal controls and procedures for financial reporting (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

         a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the issuer is made known to us by others particularly during the period in which this report is being prepared;

         b) Designed such internal controls and procedures for financial reporting, or caused such internal controls and procedures for financial reporting to be designed under their supervision, to provide reasonable assurances that the registrant's financial statements are fairly presented in conformity with generally accepted accounting principles;

         c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and internal controls and procedures for financial reporting as of the end of the period covered by this report ("Evaluation Date");

         d) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures and internal controls and procedures for financial reporting based on our evaluation as of the Evaluation Date;

         e)       Disclosed to the registrant's auditors and the audit committee
                  of  the  managers  (or  persons   fulfilling   the  equivalent
                  function):

                  (i) All significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the registrant's ability to record, process, summarize and report financial information required to be disclosed by the registrant in the reports that it files or submits under the Act (15
                           U.S.C.   78a  et  seq.),   within  the  time  periods
                           specified in the U.S. Securities and Exchange Commission's rules and forms; and

                  (ii) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls and procedures for financial reporting; and


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         f)       Indicated  in  this  report  any  significant  changes  in the registrant's internal controls and procedures for financial reporting or in other factors that could significantly affect internal controls and procedures for financial reporting made during the period covered by this report, including any actions taken to correct significant deficiencies and material
                  weaknesses   in  the   registrant's   internal   controls  and
                  procedures for financial reporting.

Date:    March 30, 2004


                        /s/ Simcha Bluth

                        -------------------------
                        Simcha Bluth, President and Chief
                        Executive Officer

                        /s/ Randall Shell

                        -------------------------
                        Randall Shell, Vice President
                        and Chief
                        Financial Officer


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